UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811 - 3081

Dreyfus Appreciation Fund, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York  10166

(Address of principal executive offices)        (Zip code)

John Pak, Esq.

200 Park Avenue

New York, New York  10166

(Name and address of agent for service)

Registrant's telephone number, including area code:       (212) 922-6000

Date of fiscal year end:

                                            12/31

Date of reporting period:     12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Appreciation Fund, Inc.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Appreciation Fund’s Investor shares produced a total return of 8.27%, and its Class Y shares produced a total return of 8.68%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 13.66% for the same period.2

The S&P 500 Index reached a series of new record highs over the reporting period as the U.S. economic recovery gained momentum.The fund produced lower returns than its benchmark, primarily due to overweighted exposure to energy stocks and security selection shortfalls in the consumer staples sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

S&P 500 Index Reached New Record Highs

The S&P 500 Index recorded a series of new highs in 2014 despite several short-lived selloffs.The benchmark generated a double-digit return for the third consecutive year and has more than tripled from its March 2009 low. U.S. equity markets outpaced other developed nations as domestic economic growth gained traction. In contrast, economic weakness and financial strains resurfaced abroad, and foreign central banks generally adopted new stimulative measures. The U.S. dollar strengthened against nearly every major currency while oil prices plunged. Concerns about global growth intensified over the second half of the year, sparking increased market volatility. In this environment, large-cap stocks significantly outperformed their small-cap counterparts. The utilities, health care, and information technology sectors fared especially well, while the energy sector was the only market segment to post a decline.

Energy Exposure Weighed on Fund Performance

Although the fund participated significantly in the market’s gains, an overweighted allocation to the lagging energy sector undermined results compared to the benchmark. Still, the impact of our allocation strategy was mitigated by strong stock selections within the sector, in which we avoided most of the more volatile oilfield service and equipment stocks. Instead, we focused on stocks with compelling valuations, established records of returning capital to shareholders, and disciplined cost controls. Our stock selection strategy in the consumer staples sector also hurt relative performance, more than offsetting the benefits of overweighted exposure to the relatively strong performing area. An emphasis on the health care sector further dampened relative results.

On a more positive note, factors supporting relative performance over the year included underweighted positons and favorable stock selections in the industrials sector, which generally lagged market averages. Lack of exposure to the telecommunications services sector also proved constructive. On average, the fund’s holdings in the consumer discretionary and information technology sectors had a market-neutral impact on its relative performance.

Individual fund holdings making the most positive contributions to returns included Apple, Altria Group,Walgreens Boots Alliance, Johnson & Johnson, AbbVie, Procter & Gamble,Texas Instruments, and Intel. Holdings that detracted from performance included ExxonMobil, International Business Machines, Chevron, Occidental Petroleum, Target, Diageo, and Philip Morris International.

Maintaining a Focus on Fundamentals

In our view, the backdrop for U.S. equities remains constructive even as the Federal Reserve Board contemplates steps to normalize interest rate policy. Domestic economic growth appears to be gaining momentum and should provide support for higher corporate profits and additional, if more modest, equity gains in the year ahead. However, uneven and desynchronized global trends have fueled greater uncertainty and heightened volatility.

We believe that market leadership is increasingly likely to be determined by underlying business fundamentals and the type of attributes that have long been central to the fund’s investment strategy. In our view, the large, high-quality companies in which we invest have the financial resources, management expertise, and operational discipline to manage higher costs and sustain earnings growth as interest rates normalize. Furthermore, their established records of returning capital to shareholders could provide investors a degree of protection as market conditions develop.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Appreciation Fund, Inc.

Investor shares and Class Y shares and the Standard & Poor’s 500 Composite Stock Price Index

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Investor shares and Class Y shares of Dreyfus Appreciation Fund, Inc. on 12/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Average Annual Total Returns as of 12/31/14
	Inception
	Date	1 Year	5 Years	10 Years
Investor shares	1/18/84	8.27%	12.44%	6.61%
Class Y shares	7/1/13	8.68%	12.56%†	6.67%†
Standard & Poor’s 500
Composite Stock Price Index		13.66%	15.44%	7.67%

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Investor shares and Class Y shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

† The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Investor shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Investor Shares	Class Y
Expenses paid per $1,000†	$4.71	$2.84
Ending value (after expenses)	$1,010.50	$1,012.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Investor Shares	Class Y
Expenses paid per $1,000†	$4.74	$2.85
Ending value (after expenses)	$1,020.52	$1,022.38

Expenses are equal to the fund’s annualized expense ratio of .93% for Investor shares and .56% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2014

Common Stocks—99.4%	Shares		Value ($)
Banks—1.2%
Wells Fargo & Co.	1,246,200		68,316,684
Capital Goods—3.6%
Berkshire Hathaway, Cl. A	302	[a]	68,252,000
Caterpillar	544,400		49,828,932
United Technologies	729,150		83,852,250
			201,933,182
Commercial & Professional Services—.0%
CDK Global	37,100		1,512,196
Consumer Durables & Apparel—1.1%
Christian Dior	314,050		53,657,798
Hermes International	17,796		6,345,668
			60,003,466
Consumer Services—1.5%
McDonald’s	890,400		83,430,480
Diversified Financials—8.7%
American Express	932,950		86,801,668
BlackRock	302,650		108,215,534
Franklin Resources	1,553,750		86,031,137
JPMorgan Chase & Co.	2,327,850		145,676,853
State Street	755,000		59,267,500
			485,992,692
Energy—14.5%
California Resources	530,760	[a]	2,924,488
Canadian Natural Resources	672,200		20,757,536
Chevron	1,783,900		200,117,902
ConocoPhillips	1,335,700		92,243,442
EOG Resources	191,200		17,603,784
Exxon Mobil	2,823,498		261,032,390
Imperial Oil	1,293,850	[b]	55,674,365
Occidental Petroleum	1,326,900		106,961,409
Phillips 66	673,300		48,275,610
			805,590,926
Food & Staples Retailing—2.7%
Walgreens Boots Alliance	1,746,450		133,079,490
Whole Foods Market	303,650		15,310,033
			148,389,523

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—20.4%
Altria Group	3,291,650		162,179,595
Anheuser-Busch InBev, ADR	500,000	[b]	56,160,000
Coca-Cola	6,315,500		266,640,410
Diageo, ADR	481,300		54,911,517
Mondelez International, Cl. A	256,068		9,301,670
Nestle, ADR	2,263,350		165,111,383
PepsiCo	967,700		91,505,712
Philip Morris International	3,281,750		267,298,537
SABMiller	1,110,700		57,481,369
			1,130,590,193
Health Care Equipment & Services—1.6%
Abbott Laboratories	1,965,200		88,473,304
Household & Personal Products—4.4%
Estee Lauder, Cl. A	1,281,750		97,669,350
Procter & Gamble	1,616,600		147,256,094
			244,925,444
Insurance—1.3%
ACE	618,000		70,995,840
Materials—1.8%
Air Products & Chemicals	164,250		23,689,777
Praxair	590,350		76,485,746
			100,175,523
Media—6.2%
Comcast, Cl. A	1,246,200		72,292,062
McGraw-Hill Financial	615,050		54,727,149
News Corp., Cl. A	532,077	[a]	8,348,288
News Corp., Cl. B	23,475	[a]	354,003
Twenty-First Century Fox, Cl. A	2,121,658		81,482,275
Twenty-First Century Fox, Cl. B	559,650		20,645,489
Walt Disney	1,120,950		105,582,281
			343,431,547
Pharmaceuticals, Biotech &
Life Sciences—11.3%
AbbVie	1,915,250		125,333,960
Celgene	100,000	[a]	11,186,000
Gilead Sciences	570,000	[a]	53,728,200

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Johnson & Johnson	1,238,300		129,489,031
Novartis, ADR	886,000		82,096,760
Novo Nordisk, ADR	2,656,500		112,423,080
Roche Holding, ADR	3,400,100		115,569,399
			629,826,430
Retailing—1.7%
Wal-Mart Stores	1,100,150		94,480,882
Semiconductors & Semiconductor
Equipment—3.4%
Intel	1,589,650		57,688,399
Texas Instruments	2,106,400		112,618,676
Xilinx	479,000		20,735,910
			191,042,985
Software & Services—4.8%
Automatic Data Processing	951,300		79,309,881
International Business Machines	686,150		110,085,906
Oracle	1,734,050		77,980,229
			267,376,016
Technology Hardware &
Equipment—6.5%
Apple	2,712,900		299,449,902
QUALCOMM	808,400		60,088,372
			359,538,274
Transportation—2.7%
Canadian Pacific Railway	480,400		92,568,276
Union Pacific	480,000		57,182,400
			149,750,676
Total Common Stocks
(cost $2,892,480,426)			5,525,776,263

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $26,383,597)	26,383,597	[c]	26,383,597

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $45,377,800)	45,377,800 [c]	45,377,800
Total Investments (cost $2,964,241,823)	100.7%	5,597,537,660
Liabilities, Less Cash and Receivables	(.7%)	(41,172,797)
Net Assets	100.0%	5,556,364,863

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$44,054,341 and the value of the collateral held by the fund was $45,377,800.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	20.4	Food & Staples Retailing	2.7
Energy	14.5	Transportation	2.7
Pharmaceuticals,		Materials	1.8
Biotech & Life Sciences	11.3	Retailing	1.7
Diversified Financials	8.7	Health Care Equipment & Services	1.6
Technology Hardware & Equipment	6.5	Consumer Services	1.5
Media	6.2	Insurance	1.3
Software & Services	4.8	Money Market Investments	1.3
Household & Personal Products	4.4	Banks	1.2
Capital Goods	3.6	Consumer Durables & Apparel	1.1
Semiconductors &		Commercial & Professional Services	.0
Semiconductor Equipment	3.4		100.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,054,341)—Note 1(b):
Unaffiliated issuers	2,892,480,426	5,525,776,263
Affiliated issuers	71,761,397	71,761,397
Cash		1,331,433
Dividends and securities lending income receivable		13,241,721
Receivable for investment securities sold		3,001,585
Receivable for shares of Common Stock subscribed		1,931,633
Prepaid expenses		142,821
		5,617,186,853
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,924,120
Due to Fayez Sarofim & Co.		1,032,943
Liability for securities on loan—Note 1(b)		45,377,800
Payable for shares of Common Stock redeemed		10,433,547
Accrued expenses		1,053,580
		60,821,990
Net Assets ($)		5,556,364,863
Composition of Net Assets ($):
Paid-in capital		2,830,957,722
Accumulated undistributed investment income—net		1,803,914
Accumulated net realized gain (loss) on investments		90,307,390
Accumulated net unrealized appreciation
(depreciation) on investments		2,633,295,837
Net Assets ($)		5,556,364,863

Net Asset Value Per Share
	Investor Shares	Class Y
Net Assets ($)	5,545,713,758	10,651,105
Shares Outstanding	102,863,032	197,553
Net Asset Value Per Share ($)	53.91	53.92

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $4,158,791 foreign taxes withheld at source):
Unaffiliated issuers	147,833,009
Affiliated issuers	6,541
Income from securities lending—Note 1(b)	271,660
Total Income	148,111,210
Expenses:
Investment advisory fee—Note 3(a)	18,966,696
Sub-investment advisory fee—Note 3(a)	12,406,786
Shareholder servicing costs—Note 3(b)	20,211,505
Prospectus and shareholders’ reports	411,925
Directors’ fees and expenses—Note 3(c)	282,615
Custodian fees—Note 3(b)	215,917
Professional fees	155,173
Registration fees	110,588
Loan commitment fees—Note 2	54,374
Interest expense—Note 2	28,760
Miscellaneous	307,575
Total Expenses	53,151,914
Less—reduction in fees due to earnings credits—Note 3(b)	(1,733)
Net Expenses	53,150,181
Investment Income—Net	94,961,029
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	303,729,965
Net unrealized appreciation (depreciation) on investments	51,670,574
Net Realized and Unrealized Gain (Loss) on Investments	355,400,539
Net Increase in Net Assets Resulting from Operations	450,361,568

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013 [a]
Operations ($):
Investment income—net	94,961,029	101,649,133
Net realized gain (loss) on investments	303,729,965	(10,691,891)
Net unrealized appreciation
(depreciation) on investments	51,670,574	1,028,442,467
Net Increase (Decrease) in Net Assets
Resulting from Operations	450,361,568	1,119,399,709
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(94,041,437)	(101,436,693)
Class Y	(318,933)	(10)
Net realized gain on investments:
Investor Shares	(193,663,177)	—
Class Y	(370,430)	—
Total Dividends	(288,393,977)	(101,436,703)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	1,009,425,263	1,235,382,979
Class Y	35,289,040	1,000
Dividends reinvested:
Investor Shares	230,022,110	78,433,533
Class Y	689,346	—
Cost of shares redeemed:
Investor Shares	(1,807,693,691)	(1,840,706,950)
Class Y	(25,728,569)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(557,996,501)	(526,889,438)
Total Increase (Decrease) in Net Assets	(396,028,910)	491,073,568
Net Assets ($):
Beginning of Period	5,952,393,773	5,461,320,205
End of Period	5,556,364,863	5,952,393,773
Undistributed investment income—net	1,803,914	1,203,255

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013 [a]
Capital Share Transactions:
Investor Shares[b]
Shares sold	18,482,638	25,848,065
Shares issued for dividends reinvested	4,229,081	1,626,881
Shares redeemed	(33,373,503)	(38,258,491)
Net Increase (Decrease) in Shares Outstanding	(10,661,784)	(10,783,545)
Class Yb
Shares sold	646,443	21.32
Shares issued for dividends reinvested	12,592	—
Shares redeemed	(461,503)	—
Net Increase (Decrease) in Shares Outstanding	197,532	21.32

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended December 31, 2014, 185,373 Investor shares representing $9,978,639, were exchanged for 185,373 ClassY shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	52.43	43.93	40.53	38.20	33.52
Investment Operations:
Investment income—net[a]	.90	.84	.74	.65	.57
Net realized and unrealized
gain (loss) on investments	3.43	8.50	3.38	2.26	4.54
Total from Investment Operations	4.33	9.34	4.12	2.91	5.11
Distributions:
Dividends from
investment income—net	(.90)	(.84)	(.72)	(.58)	(.43)
Dividends from net realized
gain on investments	(1.95)	—	—	—	—
Total Distributions	(2.85)	(.84)	(.72)	(.58)	(.43)
Net asset value, end of period	53.91	52.43	43.93	40.53	38.20
Total Return (%)	8.27	21.44	10.18	7.62	15.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.94	.97	.97	.99
Ratio of net expenses
to average net assets	.93	.94	.97	.97	.99
Ratio of net investment income
to average net assets	1.66	1.74	1.71	1.63	1.66
Portfolio Turnover Rate	6.60	6.33	.50	2.59	28.73
Net Assets, end of period
($ x 1,000)	5,545,714	5,952,393	5,461,320	4,183,534	3,227,795

a Based on average shares outstanding.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	52.43	46.90
Investment Operations:
Investment income—net[b]	1.06	.47
Net realized and unrealized
gain (loss) on investments	3.47	5.55
Total from Investment Operations	4.53	6.02
Distributions:
Dividends from investment income—net	(1.09)	(.49)
Dividends from net realized gain on investments	(1.95)	—
Total Distributions	(3.04)	(.49)
Net asset value, end of period	53.92	52.43
Total Return (%)	8.68	12.86	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.65	[d]
Ratio of net expenses to average net assets	.59	.65	[d]
Ratio of net investment income
to average net assets	1.75	1.90	[d]
Portfolio Turnover Rate	6.60	6.33
Net Assets, end of period ($ x 1,000)	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	4,653,019,112	—		—	4,653,019,112
Equity Securities—
Foreign
Common
Stocks†	755,272,316	117,484,835	††	—	872,757,151
Mutual Funds	71,761,397	—		—	71,761,397

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At December 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014,The Bank of New York Mellon earned $72,848 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	7,481,617	481,156,148	462,254,168	26,383,597.5
Dreyfus
Institutional
Cash
Advantage
Fund	18,771,038	897,071,092	870,464,330	45,377,800.8
Total	26,252,655	1,378,227,240	1,332,718,498	71,761,397	1.3

Certain affiliated investment companies may also invest in the fund.At December 31, 2014, Dreyfus Moderate Allocation Fund, an affiliate of the fund, held 109,704 Class Y shares.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,803,914, undistributed capital gains $90,307,390 and unrealized appreciation $2,633,295,837.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $94,360,370 and $101,436,703, and long-term capital gains $194,033,607 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2014 was approximately $2,638,100 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2014, the fund was charged $14,225,175 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $496,043 for transfer agency services and $28,909 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,733.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $215,917 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,579,096, Shareholder Services Plan fees $1,184,998, custodian fees $89,423, Chief Compliance Officer fees $1,851 and transfer agency fees $68,752.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $375,506,190 and $1,153,539,110, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $2,964,241,823; accordingly, accumulated net unrealized appreciation on investments was $2,633,295,837, consisting of $2,639,214,779 gross unrealized appreciation and $5,918,942 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2015

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $94,360,370 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $1.9470 per share as a long-term capital gain distribution paid on December 30, 2014.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 22, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’

extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group for the one-, two- and three-year periods), although they noted the relative proximity of the fund’s performance to the median of the Performance Group and/or Performance Universe in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s calendar year total returns were above the returns of the benchmark index for five of the ten calendar years.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives reminded the Board of the fund’s buy-and-hold strategy and noted that the market has favored low quality and riskier securities, which hurt the fund’s performance. Dreyfus representatives stated that performance had improved in recent quarters.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual and actual management fees were approximately at the Expense Group medians, the fund’s actual management fee was below the Expense Universe median (ranking in the first quartile) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 46
———————
Peggy C. Davis (71)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 52
———————
Diane Dunst (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques (1999-present)
No. of Portfolios for which Board Member Serves: 14

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (71)
Board Member (1989)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,200 in 2013 ($6,000 17f-2 counts and $1,200 non 17 f-2 counts) and $6,120 in 2014 (all 17f-2 counts). These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,884 in 2013 and $6,251 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $6,069 in 2013 and $4,308 in 2014.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 24, 2015

By: /s/ James Windels
James Windels, Treasurer
Date:	February 24, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

THE DREYFUS FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE

AND SENIOR FINANCIAL OFFICERS

1.      Covered Officers/Purpose of the Code

This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

•           honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•           full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

•           compliance with applicable laws and governmental rules and regulations;

•           the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•           accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2.      Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees.  As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act.  Covered Officers should keep in mind that the Code cannot enumerate every possible scenario.  The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

Each Covered Officer must:

•           not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

•           not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

•           not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

3.      Disclosure and Compliance

•           Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

•           each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations;

•           each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•           it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4.      Reporting and Accountability

Each Covered Officer must:

•           upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

•           annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

•           notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code.  Failure to do so is itself a violation of the Code.

The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

The Fund will follow these procedures in investigating and enforcing the Code:

•           the General Counsel will take all appropriate action to investigate any potential violations reported to him;

•           if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

•           any matter that the General Counsel believes is a violation will be reported to the Board;

•           if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

•           the Board will be responsible for granting waivers, as appropriate; and

•           any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

5.      Other Policies and Procedures

The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

6.      Amendments

The Code may not be amended except in written form, which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

7.      Confidentiality

All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

8.      Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

                                                                                                Dated as of:  July 1, 2003

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010